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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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          Date of Report (Date of earliest event reported) May 1, 1996

                              WINSTON RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                                 1-9629                       13-3134278
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(State or other juris-           Commission File Number)          (IRS Employer
diction of incorporation)                                   Identification No.)

535 Fifth Avenue, New York, New York                                       10017
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (212) 557-5000
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Item 4. Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountants.

      (i) On May 1, 1996, upon consultation with the Audit Committee of the Board of Directors, Winston Resources, Inc. (the "Registrant") replaced Richard
A. Eisner & Company, LLP as its independent accountants for the current fiscal year ending December 31, 1996.

      (ii) The reports of Richard A. Eisner & Company, LLP on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii) The Board of Directors of the Registrant participated in and approved the decision to change independent accountants.

      (iv) In connection with its audits for the two most recent fiscal years and through May 1, 1996, there have been no disagreements with Richard A. Eisner & Company, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Richard A. Eisner & Company, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

      (v) During the Registrant's two most recent fiscal years and through May 1, 1996, Richard A. Eisner & Company, LLP has not advised the Registrant with respect to items described in Regulation S-B, Item 304(a)(1)(iv)(B).

      (vi) The Registrant requested that Richard A. Eisner & Company, LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated May 6, 1996, is filed as an Exhibit to this Form
8-K.

(b) New Independent Accountants.

      (i) The Registrant simultaneously engaged Ernst & Young, LLP as its new independent accountants for the current fiscal year.

      (ii) Other than as described above, the Registrant has not consulted with Ernst & Young, LLP on (A) applications of accounting principles to a specified transaction, either completed or proposed., (B) the type of auditing opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Ernst & Young concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial





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reporting issue or (C) any matter that was either the subject of a disagreement or a reportable event as such terms are defined in Regulation S-B Item 304(a)(1)(iv).

Item 7. Financial Statements and Exhibits.

       Exhibit 16. Letter from Richard A. Eisner & Company, LLP regarding change in independent accountant.













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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     WINSTON RESOURCES, INC.




Date: May 7, 1996                                    By: /s/ Seymour Kugler
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                                                         Seymour Kugler
                                                         Chief Executive Officer